                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Microsemi Corporation, do hereby constitute and appoint Philip Frey, Jr.; David R. Sonksen; and Jiri Sandera, Ph.D., or any one or more of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or such person's or persons' substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature               Title                          Date
        ---------               -----                          ----

/s/PHILIP FREY, JR.          Chairman of the Board,        May 31, 1995
-------------------------    Chief Executive Officer
Philip Frey, Jr.             and President


/s/DAVID R. SONKSEN          Vice President--Finance,      May 31, 1995
-------------------------    Chief Financial Officer,
David R. Sonksen             (Chief Accounting Officer)
                             Treasurer and Secretary


/s/JIRI SANDERA              Vice President, Engineering   May 31, 1995
-------------------------    and Director
Jiri Sandera, Ph.D.


/s/BRAD DAVIDSON             Director                      May 31, 1995
-------------------------
Brad Davidson


/s/ROBERT B. PHINIZY         Director                      May 31, 1995
-------------------------
Robert B. Phinizy


/s/JOSEPH M. SCHEER          Director                      May 31, 1995
-------------------------
Joseph M. Scheer


/s/MARTIN H. JURICK          Director                      May 31, 1995
-------------------------
Martin H. Jurick